UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Annaly Capital Management, Inc.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 26, 2011

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by Annaly Capital Management, Inc. (“Annaly” or the “Company”) with the U.S. Securities and Exchange Commission on June 1, 2011 (“Original Filing”) and amended on June 20, 2011 (“Amendment No.1”). The purpose of this Amendment No. 2 is to disclose the Company’s revised decision on the frequency of future say-on-pay non-binding advisory votes regarding compensation awarded to named executive officers.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As previously reported, in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders (the “2011 Meeting”), the Board of Directors (the “Board”) recommended that stockholders vote, on an advisory (non-binding) basis, in favor of triennial future “say-on-pay” votes.  Say-on-pay votes are periodic advisory (non-binding) stockholder votes to approve the compensation paid to the Company’s named executive officers.  At the 2011 Meeting, a majority of the shares cast on the matter voted in favor of an annual frequency for say-on-pay votes, and these results were timely reported in the Original Filing.

As previously reported in Amendment No.1, the Board carefully considered the appropriate frequency of future non-binding advisory votes regarding compensation awarded to its named executive officers.  Among other factors, the Board considered the voting results at the Company’s 2011 Annual Meeting with respect to the non-binding advisory vote regarding the frequency of non-binding advisory votes regarding compensation awarded to its named executive officers.  The Board determined that future non-binding advisory votes regarding compensation awarded to its named executive officers would be submitted to shareholders of the Company every three years.  The Board also determined to continue to evaluate this decision annually.

The Board has now determined that the Company will hold future say-on-pay non-binding advisory votes regarding compensation awarded to named executive officers on an annual basis commencing with the Annual Meeting of Stockholders in 2013.

On May 17, 2012, the Company is filing this Current Report on Form 8-K/A, further amending the Original Filing and Amendment No. 1, solely for the purpose of disclosing the Board’s revised decision on the frequency of future say-on-pay non-binding advisory votes regarding compensation awarded to named executive officers.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

By:	/s/ Kathryn Fagan
Name: Kathryn Fagan
Title: Chief Financial Officer

Date: May 17, 2012